Ex 99.1

CONTRACT

FOR THE PAYMENT OF SOCIAL GRANTS

entered into by and between:

THE SOUTH AFRICAN SOCIAL SECURITY AGENCY
(Represented herein by Ms. Virginia Petersen, in her capacity as the
Chief Executive Officer, and being duly authorized thereto)
(Hereinafter referred to as the “SASSA”)

and

CASH PAYMASTER SERVICES (PTY) LTD
(Represented herein by Dr Serge Belamant, in his capacity as the Chief
Executive Officer and being duly authorized thereto)
(Hereinafter referred to as the “CONTRACTOR”)

(Jointly referred to as the “Parties”)

South African Social Security Agency	SASSA / CPS Contract

1.	PREAMBLE

1.1

WHEREAS SASSA is in terms of the applicable legislative framework responsible for the administration, management and payment of social grants in line with the Constitution of the Republic of South Africa, 1996.

1.2	AND WHEREAS SASSA has advertised a tender for the provision of payment services for social grants.

1.3	AND WHEREAS, the Contactor has been appointed to render the payment services for social grants on the terms and conditions set out herein.

1.4	THEREFORE, the Parties wish to record the terms and conditions for the provision of payment services for the social grants as follows:

2.	DEFINITIONS AND INTERPRETATION

2.1.	Unless otherwise indicated by the context, the following terms shall bear the meanings assigned to them hereunder:

2.1.1.	“Act” means the Social Assistance Act, 2004 (Act No. 13 of 2004) as amended;

2.1.2.

“Agreement” means the agreement as set out in this document together with the Service Level Agreement, Bid Documents and RFP, which documents shall be regarded as annexure hereto by reference; and “Contract” shall have a corresponding meaning;

2.1.3.	“Beneficiary” shall bear the meaning assigned to it in the Act and includes Children;

2.1.4.

“Bid Documents” means the tender submitted by the Contractor in response to the RFP, it being recorded that SASSA elected option A of the pricing proposal contained in the Contractor’s financial proposal;

2.1.5.	“Biometric” means the method by which a person is uniquely identified by evaluating one or more distinguishable biological trait, based primarily on fingerprints;

2.1.6.

“Business Day” means Monday to Friday between the hours of 08:00 to 16:00; excluding Saturdays, Sundays or a day which from time to time is proclaimed a public holiday in the Republic of South Africa. “Business Days” shall have a corresponding meaning;

2.1.7.	“Card” means a pocket-sized SASSA branded card with embedded integrated circuits, which is able to store data, process Payment and communicate with a Card Reader;

2.1.8.	“Card Reader” means an electronic device that verifies the data stored on a Card;

South African Social Security Agency	SASSA / CPS Contract

2.1.9.

“Child” means any person under the age of 18 (eighteen) years who is entitled to benefit directly from a Grant and in respect of whom an application was made for the Grant; “Children” shall have a corresponding meaning;

2.1.10.	“Commencement Date” means 1 April 2012, being the date on which Payment shall commence, provided that Enrolment may commence earlier to ensure seamless transition;

2.1.11.	“Data” means the information (including Biometrics) of Beneficiaries obtained by the Contractor through the execution of the Agreement;

2.1.12.	“Firm Price” means an all-inclusive fee of R16.44 (VAT inclusive at 14%) per Recipient Paid by the Contractor;

2.1.13.	“Grant” means a “social grant”, as defined in the Social Assistance Act, 2004;

2.1.14.

“Intellectual Property” means all intellectual property rights, whether or not registered, including but not limited to copyright, patents, proprietary material, confidential information, trademarks, design, know-how, trade secrets, new proprietary and secret concepts, methods, techniques, processes, adaptations, ideas, technical specifications and testing methods;

2.1.15.

“Parties” means the South African Social Security Agency (SASSA), the agency established in terms of section 2 of the South African Social Security Agency Act, 2004 (Act No. 9 of 2004) and responsible for the administration and payment of social assistance in terms of Chapter 3 of the Social Assistance Act, 2004 (Act No. 13 of 2004) and Cash Paymaster Services (Pty) Ltd ( Contractor); a company duly registered and incorporated in terms of the company laws of the Republic of South Africa bearing the registration number 1971/007195/07; and a “Party” shall have a corresponding meaning;

2.1.16.	“Payment” means the loading of a Grant due to a Beneficiary, as per SOCPEN or SASSA instruction, and the disbursement thereof, and “Pay” shall have a corresponding meaning;

2.1.17.	“Payment Cycle” means the period of a month in which Payments are allowed to be effected by the Contractor in accordance with the SOCPEN payment extraction and cut-off schedules;

2.1.18.

“Payment Methodology” means the Payment methods of Grants as provided for in the Regulations, which facilitates the Payment of Grants to Recipients at designated Pay-Points or through other alternative payment channels;

2.1.19.	“Primary Care Giver” shall have the meaning assigned to it in Act;

2.1.20.	“Procurator” means a person appointed by a Beneficiary or SASSA to receive a social grant on the Beneficiary`s behalf in terms of the Act;

South African Social Security Agency	SASSA / CPS Contract

2.1.21.	“Province” means geographically defined area designated as a Province in terms of the Constitution of the Republic of South Africa, 1996; and “Region” shall have a corresponding meaning;

2.1.22.	“Recipient” means a Beneficiary, Primary Care Giver, a claimant of Unclaimed Benefits or Procurator who is entitled to receive one or more Grants;

2.1.23.

“Registration” means the electronic capturing and storing of all Recipients` personal Data and Biometrics, and the issuance of Cards to such Recipients for the purpose of receiving one or more Grant; “Enrolment” or “Enrol” shall have a corresponding meaning;

2.1.24.	“Regulations” means the regulations relating to the application for and payment of social assistance, made pursuant to the Social Assistance Act;

2.1.25.	“RFP” means the request for proposals for the provision of payment services for social grants under Bid Number SASSA 01/11/BS;

2.1.26.

“Services” means the Enrolment and Payment of all Recipients in the Service Location, regardless of the Payment Methodology, in accordance with and as more fully described in the SLA and detailed in the Bid Documents;

2.1.27.	“Service Level Agreement” means the agreement provided for in clause 5 below;

2.1.28.	“Service Location” means all nine Provinces;

2.1.29.	“Unclaimed Benefits” means the amount due to the Beneficiary at the end of the month in which he or she dies, which is paid to a claimant approved by SASSA in terms of the legislation;

2.1.30.	“VAT” means the value added tax in terms of the Value Added Tax Act, 1991 (Act No. 89 of 1991) or any similar tax on the supply or sale of goods and/or services.

2.2.

Where any term used in this Contract is a term defined in the South African Social Security Agency Act, 2004 (Act No. 9 of 2004), the Social Assistance Act, (Act No. 13 of 2004) or the Regulations issued under the latter Act, such definitions in the relevant statute or Regulations shall apply to such terms as used in this Contract, unless otherwise indicated by the context.

2.3.

Unless indicated otherwise by the context, this Contract shall be read together with the contents of the Bid Documents and the Service Level Agreement the provisions of which shall be read as if incorporated as terms of this Contract, mutatis mutandis; save where the context otherwise indicates.

2.4.

Any reference in this Contract to legislation or subordinate legislation is reference to such legislation or subordinate legislation at the date of signature hereof and as amended and/or re-enacted from time to time.

South African Social Security Agency	SASSA / CPS Contract

2.5.

Words importing: (a) the singular shall include the plural, and vice versa; (b) words importing the masculine gender shall include the feminine and neuter genders, and vice versa, and (c) words importing natural persons shall include legal persons, and vice versa.

2.6.

Where any term is defined within the context of any particular clause in this Contract, such term shall bear the same meaning as ascribed to it for all purposes in terms of this Contract, notwithstanding that the term has not been defined in the definition clause.

2.7.

In the event of ambiguity, the rule of construction that the Contract shall be interpreted against the Party responsible for the drafting thereof, shall not apply in the interpretation of this Contract.

2.8.	In the event of a conflict or ambiguity, the documents making up this Agreement shall be interpreted in the following order of preference:

2.8.1.	This document;

2.8.2.	The Service Level Agreement;

2.8.3.	The Bid Document; and

2.8.4.	The RFP.

3.	COMMENCEMENT AND DURATION

3.1.	This Contract shall commence on the Commencement Date.

3.2.

The Contractor shall take all necessary and reasonable measures, prior to the Commencement Date, to ensure that all its operational resources, including equipment, facilities, systems, management and personnel are ready to ensure the proper provision of the Services on and from the Commencement Date.

3.3.	Unless cancelled for lawful cause, this Contract shall endure for a period of 5 (five) years and shall accordingly terminate on 31st March 2017.

3.4.

Any renewal of, or extension to the term of this Contract shall be subject to a written agreement being reached between the Parties. No right or option to renew is provided for in this Contract and the Parties confirm that there are no grounds, either in terms of this Contract or otherwise, giving rise to any entitlement or expectation on the part of either of the Parties to any renewal or extension of this Contract.

4.	NATURE AND SCOPE OF SERVICES

4.1.	The Contractor shall render the Services for the duration of this Agreement.

South African Social Security Agency	SASSA / CPS Contract

4.2.	SASSA shall provide the Contractor with the relevant information and Grant funding to enable the rendering of the Services.

4.3.

The Grant funds that are transferred by SASSA into the Contractor’s bank account will remain the property of SASSA until it is transferred to a Recipient’s Card. The Beneficiary shall be deemed to have been Paid as soon as its Grant is transferred to the Recipient’s Card.

4.4.	The Services in relation to Payments at Pay Points shall be rendered during Business Days.

4.5.

The Contractor acknowledges that it is the intention and policy decision of Government, including SASSA, that there should be constant striving for more efficient and cost-effective measures for the Payment of Grants to Recipients, and in particular to maximise the use of electronic payment transfer methods and to minimise manual Payment of cash amounts (subject to the preference or choice of individual Beneficiaries). The Contractor further acknowledges that no commitments or warranties or representations have been made by or on behalf of, or are binding upon, SASSA in relation to the minimum number or any number of Recipients in the areas in which the Contractor is to provide the Services or as to the mode of Payment applicable to any number of individual Beneficiaries, whether by way of electronic or similar technologically advanced methods of Payment or by manual Payment in cash.

4.6.

The Contractor acknowledges further that the Beneficiaries are, in terms of currently applicable legislation, ordinarily entitled to select the method by which Payment of Grants are to be made to them, and that such Beneficiaries are entitled to change such selection from time to time.

4.7.

To the extent that any contractual agreements or arrangements may have existed or may currently exist in relation to the Contractor providing SASSA with payment services for social grants which were concluded prior to this Contract, it is confirmed that such prior agreements or arrangements shall govern only the period of such agreements or arrangements up to but not beyond the Commencement Date of this Contract. On the Commencement Date of this Contract, the previously concluded contractual agreements or arrangements shall come to an end.

4.8.

The Contractor agrees that SASSA will, in preparation for SASSA to take over the Services upon termination of this Contract, conduct a pilot of SASSA’s envisaged new payment solution in one urban and one rural area during year 4 (four) of this Contract provided that SASSA will inform the Contractor 3 (three) months prior to undertaking such a pilot. The Parties will negotiate and agree to any costs that will relate to the envisaged pilot in the event of financial prejudice to the Contractor.

South African Social Security Agency	SASSA / CPS Contract

5.	SERVICE LEVEL AGREEMENT

5.1.

This Contract shall be subject to, and conditional upon the Parties negotiating and concluding a formal, signed Service Level Agreement by no later than 14 (fourteen) Business Days after the conclusion of this Contract, failing which this Contract shall be deemed not to have come into force.

5.2.

The Service Level Agreement shall include provisions contemplated in section 4(3) of the South African Social Security Agency Act, 2004 (Act No. 9 of 2004); as well as detailed Services to be provided which include; performance, quality and functionality standards; procedures, norms and standards prescribed by SASSA requiring compliance by the Contractor; practical steps for the implementation of the Services; pre-funding; enrolment of Beneficiaries; issuing and replacement of Cards to Beneficiaries; payment compliance; transfer of beneficiary data to SASSA; the respective roles of the Contractor and of SASSA and reporting, liaison; communication requirements; infrastructure, equipment and facilities to be provided and maintained; security; communications; implementation of penalties system; and related issues.

5.3.	The Service Level Agreement shall form part of this Contract.

5.4.

The Parties shall record interim measures in the Service Level Agreement, to ensure seamless transition during the initial stages from incumbent service providers, during which period the provisions contained in the Service Level Agreement, in relation to such interim measures, shall apply, notwithstanding anything to the contrary herein contained.

6.	FEES

6.1.	In consideration for the Services to be provided by the Contractor, SASSA shall pay to the Contractor the Firm Price.

6.2.

The Contractor shall issue a consolidated invoice covering the area in which the Services are provided, which shall reflect the current number of Recipients for that area for the Payment Cycle in question. The system for invoicing and payment shall be provided for in the attached Service Level Agreement.

6.3.

In the event that SASSA may require the Contractor to render social grant payment related services additional to the Services, this shall be subject to a written agreement between the Parties inter alia as to a negotiated service fee for such additional services, provided that in the event that the Contractor is required to provide disaster related relief payment services, such payment service shall be rendered at the Firm Price.

South African Social Security Agency	SASSA / CPS Contract

6.4.	All amounts payable in terms of this Contract are inclusive of Value Added Tax at a rate of 14% (fourteen percent).

6.5.	Should the Contract be extended, price increases will be negotiated separately at the time of the extension.

7.	PENALTIES

7.1.	Penalties shall be applied for failure or inadequacy of performance by the Contractor, in accordance with the Table of Penalties in the Service Level Agreement.

8.	WARRANTIES, REPRESENTATIONS AND UNDERTAKINGS

8.1.

The Contractor warrants that it has the requisite skills, expertise, equipment, operations, management and personnel to perform the Services immediately upon the Commencement Date of this Contract and for its entire duration.

8.2.

The Contractor warrants that the representations it made in the contents of the Bid Documents as completed by or on behalf of the Contractor which were submitted to SASSA and led it to award the tender to the Contractor on that basis are accurate, truthful and reliable in all respects.

8.3.

SASSA acknowledges that the Contractor’s warranties are set out above and its performance of the Services under this Contract may be impacted upon to the extent that SASSA may provide materially inaccurate information or may fail in any other respect to comply with material obligations under this Contract and any resultant default on the part of the Contractor shall not be regarded as a breach of this Agreement.

8.4.

SASSA warrants that the necessary concurrence or consent has been obtained in terms of section 4(2) (a) of the South African Social Security Agency Act, 2004 (Act No. 9 of 2004) and any other applicable legislation in relation the conclusion of this Agreement.

8.5.

Save as set out above, no representations, warranties or undertakings have been given by the Parties to each other and no reliance can be placed on any alleged warranties or representations unless specifically provided for in this Contract.

South African Social Security Agency	SASSA / CPS Contract

9.	CORPORATE SOCIAL INVESTMENT

The Corporate Social Investment programme will be addressed through the Net1 foundation and will support projects that are aligned to the National Government priorities, particularly in the social security sector.

10.	LIMITATION OF LIABILITY

9.1.

The Contractor shall not be liable to SASSA for any loss, damage or cost incurred by SASSA in respect of the Services unless such loss, damage or cost is caused by negligence, misconduct or breach by the Contractor.

9.2.

The Contractor shall not be liable to SASSA for any loss occasioned by any failure on the part of SASSA to fulfil any of its obligations under this Contract, including incorrect or incomplete information supplied and/or late submission of information by SASSA.

9.3.

SASSA shall not be entitled to institute any claim against the Contractor for damages, losses or otherwise as a result of payments made by the Contractor based on incorrect information supplied by SASSA unless SASSA has notified the Contractor in writing of such error or inaccuracy, at least 2 (two) days prior to the Pay Date.

11.	INTELLECTUAL PROPERTY

10.1.

All Intellectual Property of either Party, which is used for the rendering of the Services, shall remain the sole property of the Party and/or the Party’s suppliers, where applicable, who owns such Intellectual Property. No Party shall have right of ownership or entitlement to the other Party’s Intellectual Property and nothing herein contained shall be construed so as to transfer Intellectual Property from one Party to the other.

10.2.

All Data kept and held by the Contractor for the purpose of rendering the Services is and shall remain the sole property of SASSA, and the Contractor shall, when requested, provide the Beneficiary information to SASSA.

12.	BREACH AND TERMINATION

11.1.	A Party shall be entitled to terminate this Contract upon written notice to the other Party (“the Defaulting Party”):

South African Social Security Agency	SASSA / CPS Contract

11.1.1.

where the Defaulting Party commits a material breach of any of its obligations in terms of this Contract and fails to remedy the breach within 7 (seven) Business Days after receipt of a written notice from the other Party requiring the Defaulting Party to remedy such breach, if such breach is capable of being remedied;

11.1.2.

where the Defaulting Party ceases or is for any reason whatsoever unable to conduct its business in an ordinary and regular manner, and fails to take reasonable steps to remedy such situation within 20 (twenty) Business Days after receiving written notice to remedy such situation from the other Party; or

11.1.3.	where any covenant or warranty made by the Defaulting Party, that goes to the root of the Contract, is found to be untrue or incorrect in any material respect.

11.1.4.

Notwithstanding anything to the contrary herein contained, it is recorded that neither Party shall be entitled to terminate this Agreement save in the event of a material breach by the other, it being recorded that a breach shall not be regarded as material if penalty provisions are catered for in respect of such breach or if such breach is capable of being remedied through specific performance.

13.	CONFIDENTIALITY

12.1.

Unless required by law, the Parties, their employees, officers, agents, vendors and/or service providers must keep confidential and not disclose to any third party the terms of this Contract, any information in connection with any application in respect of a Grant, the results and information relating to each other’s technical processes, business affairs or finances, know-how and Intellectual Property acquired in terms of this Contract.

12.2.	The Contractor must ensure that its employees, officers or agents who will be assigned to this project, each sign a non-disclosure undertaking.

12.3.	The Contractor shall not use Data belonging to SASSA for any purpose other than for the performance of the Services.

12.4.	This clause shall continue to be binding on the Parties notwithstanding any termination or cancellation of this Contract or any part thereof.

14.	DISPUTE RESOLUTION

13.1.

If any dispute arises between the Parties in relation to this Contract, the Parties agree to make every reasonable effort to resolve such dispute speedily, amicably and with minimum cost, by mutual consultation.

South African Social Security Agency	SASSA / CPS Contract

13.2.

If mutual consultation has not achieved an amicable resolution within 30 (Thirty) days of the dispute being noted in writing by either Party, either Party may give to the other written notice of its intention to commence with mediation.

13.3.

The mediator shall be appointed by mutual agreement of the Parties, but if this is not achieved within 5 (five) Business Days from the written demand for mediation, the mediator shall be selected by the Secretary for the time being of the Arbitration Foundation of South Africa (“AFSA”) or its successor body.

13.4.	Mediation proceedings shall be conducted in accordance with the rules or guidelines set by AFSA or as directed by the mediator.

13.5.	If mediation fails to resolve the dispute within 5 (Five) Business Days after the appointment of the mediator, either Party shall be entitled to commence with legal proceedings.

15.	APPLICABLE LAW

14.1.	This Contract shall be governed exclusively by, and shall be interpreted in accordance with, the laws of the Republic of South Africa.

16.	ASSIGNMENT, CESSION AND SUB-CONTRACTORS

15.1.

Neither of the Parties shall, without the consent in writing of the other – which consent shall not be unreasonably withheld – cede, assign, transfer, charge or in any manner make over this Contract or any of its rights or obligations hereunder or any part thereof to any other person, firm, company, corporation, association or any other entity.

15.2.

The Contractor shall be entitled to make use of sub-contractors, notwithstanding anything to the contrary herein contained, provided that the identity of all intended sub-contractors is disclosed to SASSA. It is specifically recorded that the Contractor shall be responsible to ensure that its sub – contractors comply with the terms of this Contract.

17.	SEVERABILITY

16.1.

If any clause or term of this Contract should be invalid, unenforceable or illegal, the remaining terms and conditions of this Contract shall be deemed to be severable therefrom (to the extent reasonably possible) and shall continue in full force and effect, unless such invalidity, unenforceability or illegality goes to the root of the Contract.

South African Social Security Agency	SASSA / CPS Contract

18.	WAIVER

17.1.

If either Party should expressly or impliedly waive its rights arising from any breach of the terms or conditions of this Contract, this shall not prejudice any remedy of the waiving Party in respect of the continuing or other breach of the terms and conditions of the Contract.

17.2.

No failure, delay, relaxation or indulgence on the part of either Party in exercising any power or right under this Contract shall operate as a waiver of such power or right nor shall any single or partial exercise of any such power or right preclude any further exercise thereof or the exercise of any other power or right under this Contract.

17.3.

The expiry or termination of this Contract shall not prejudice the rights of either Party in respect of any antecedent breach or non-performance by the other Party of any of the terms or conditions hereof.

19.	VARIATION

18.1.

No amendment, variation or consensual cancellation of this Contract or waiver or relaxation or suspension of this Contract, or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions of this Contract shall be binding unless recorded in a written document and signed by the duly authorised representatives of the Parties.

20.	NOTICES AND DOMICILIA

19.1.

The Parties choose as their respective domicilium citandi et executandi their respective addresses set out below, at which addresses all processes and notices arising out of or relating to this Contract and its breach or termination may validly be served upon or delivered to the Parties.

19.2.	The Parties select the following addresses for this purpose:

For SASSA:
SASSA House
501 Prodinsa Building
Cnr Beatrix & Pretorius Streets
Pretoria

South African Social Security Agency	SASSA / CPS Contract

For the Contractor:
Cash Paymaster Services (Pty) Ltd
6th Floor West Wing
President Place
Rosebank

19.3.	Either Party may give the other notice of any change in such address.

19.4.	Any notice given in terms of this Contract shall be in writing.

19.5.	If notice is delivered by hand it shall be regarded as having been duly received on the date of delivery.

19.6.	If notice is sent by prepaid registered post, it shall be deemed to have been received by the addressee on the 8th Business Day following the date of posting.

19.7.	If notice is sent by telefax, it shall be deemed to have been received by the addressee 1 (one) Business Day after despatch.

19.8.	Notwithstanding the above, a written notice or communication actually received by a Party at its chosen address shall be adequate written notice to such Party.

21.	FORCE MAJEURE

20.1.	A Party shall not be liable for a failure to perform any of its obligations in terms of this Agreement insofar as it is able to prove that:

20.1.1.	such failure was due to an impediment beyond its reasonable control;

20.1.2.	it could not reasonably have been expected to have taken such impediment and its effects upon such Party's ability to perform into account at the time of conclusion of this Agreement; and

20.1.3.	it could not reasonably have avoided or overcome the impediment or at least its effects.

20.2.	For purposes of this clause 21, the following events (which enumeration is not exhaustive) shall be deemed to be impediments beyond the control of each of the Parties, namely :

20.2.1.	war, whether declared or not, civil war, civil violence, riots and revolutions, acts of piracy, acts of sabotage;

20.2.2.	natural disasters such as violent storms, cyclones, earthquakes, floods and destruction by lightning;

20.2.3.	explosions, fires and destruction of plant, equipment, machinery and machines and of any kind of installations; and

South African Social Security Agency	SASSA / CPS Contract

20.2.4.	acts of authority, whether lawful or unlawful, apart from acts for which the party seeking relief has assumed the risk.

20.3.

Relief from liability for non-performance by reason of the provisions of this clause shall commence on the date upon which the Party seeking relief gives notice of the impediment relied upon and shall terminate upon the date upon which such impediment ceases to exist, provided that if the impediment continues for a period of more than 30 (thirty) days, either Party shall be entitled to terminate this Agreement by written notice to the other.

22.	ENTIRE AGREEMENT

This Contract and the incorporated annexures shall represent the entire agreement between the Parties.

SIGNED AT PRETORIA ON THIS THE 3RD DAY OF FEBRUARY 2012.

AS WITNESSES:

1.

2.	/s/ Virginia Petersen,
Chief Executive Officer
For and on behalf of SASSA
(duly authorised)

SIGNED AT PRETORIA ON THIS THE 3RD DAY OF THE FEBRUARY 2012.

AS WITNESSES:

1.

2.	/s/ Serge Belamant, Director
For and on behalf of Contractor
(duly authorised)